UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                     May 7, 2010

Universal Gold Mining Corp.
(Exact name of registrant as specified in its charter)

Nevada	33-127703	20-3061907
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

c/o Gottbetter & Partners LLP
488 Madison Avenue, 12th Floor
New York, New York        10022
(Address of principal executive offices)(Zip Code)

(212) 400-6900
(Registrant’s telephone number, including area code)

Federal Sports & Entertainment, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Other Information

Attached hereto as Exhibit 99.1 is a press release issued by Universal Gold Mining Corp. (formerly Federal Sports and Entertainment, Inc.) (the “Company”) on May 7, 2010 announcing that the Company has changed its name to Universal Gold Mining Corp. and that the Board of Directors of the Company have approved 20 to 1 forward split in the form a dividend.

Item 9.01.	Financial Statements and Exhibits

 (d)           Exhibits:

Exhibit No.	Exhibit Description

99.1	Press Release dated May 7, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Gold Mining Corp.

Date: May 7, 2010	By:	/s/ David Rector
David Rector, President